UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2023

ShoulderUp Technology Acquisition Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41076	87-1730135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Townpark Drive, Suite 300 Kennesaw, GA	30144
(Address of Principal Executive Offices)	(Zip Code)

(970) 924-0446

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SUAC.U	The New York Stock Exchange
Class A common stock, $0.0001 par value	SUAC	The New York Stock Exchange
Redeemable warrants	SUAC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 27, 2023, ShoulderUp Technology Acquisition Corp. (the “Company”) filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) in connection with a special meeting of stockholders (i) to amend the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a business combination for an additional six (6) months, from May19, 2023 to November 19, 2023 (i.e., for a period of time ending 24 months from the consummation of its initial public offering) (the “Charter Amendment Proposal”), and (ii) to amend the Investment Management Trust Agreement, dated as of November 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, allowing the Company to extend the date by which the Company has to consummate a business combination by six (6) months from May 19, 2023 to November 19, 2023 (the “Trust Amendment Proposal”).

In the Proxy Statement, the Company reported that it expected the redemption price per public share at the time of meeting for the Business Combination or the Company’s subsequent liquidation (assuming no public shares had been redeemed prior thereto and without taking into account any subsequently earned interest) to be approximately $10.38 per share based on a trust balance as of March 24, 2023 of $312,622,337.78. Due to a recent withdrawal from the trust for tax obligations and a scrivener’s error in the redemption price originally stated in the Proxy Statement, the Company now expects the redemption price to be approximately $10.42 per share at the time of meeting for the Business Combination or the Company’s subsequent liquidation based on a trust account balance as of April 10, 2023 of $312,475,825.73, assuming no public shares being redeemed prior thereto, and without taking into account any subsequently earned interest or the payment of any further taxes or fees. The share price of the Company’s Class A common shares as of market close on April 10, 2023 was $10.37.

The special meeting will be held at 5:00 p.m. Eastern time, on April 20, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/shoulderupacquisition/2023. The record date for the special meeting is March 23, 2023.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the special meeting of stockholders in connection with Charter Amendment Proposal, the Trust Amendment Proposal and related matters. Information regarding the Company’s directors and executive officers is available in the Proxy Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the Proxy Statement (as defined further below).

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed a Proxy Statement with the Securities and Exchange Commission (the “SEC”) in connection with the special meeting of stockholders to consider and vote upon the Charter Amendment Proposal and the Trust Amendment Proposal, among other matters, and, beginning on or about March 29, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the March 23, 2023 record date for the special meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the special meeting because these documents contain important information about the Company, the Charter Amendment Proposal and Trust Amendment Proposal and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: ShoulderUp Technology Acquisition Corp, 125 Townpark Drive, Suite 300, Kennesaw, GA 30144, (650) 276-7040 or to: Okapi Partners, Attention: Chuck Garske / Christian Jacques, (212) 297-0720, or Info@okapipartners.com

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the estimated per share redemption price and related matters, as well as all other statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShoulderUp Technology Acquisition Corp.

Dated: April 11, 2023	By:	/s/ Phyllis Newhouse
	Name:	Phyllis Newhouse
	Title:	Chief Executive Officer

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